UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
 _______________________________
FORM 8-K
__________________________
 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 23, 2023
_______________________________
NanoString Technologies, Inc.
(Exact name of registrant as specified in its charter)
  ________________________________

Delaware	001-35980	20-0094687
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

530 Fairview Avenue North
Seattle, Washington 98109
(Address of principal executive offices, including zip code)

(206) 378-6266
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
  ____________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	NSTG	The NASDAQ Stock Market LLC
(The NASDAQ Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act).   ☐
On Friday, June 23, 2023, NanoString Technologies, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”) at 9:00 a.m., Pacific Time. As of the close of business on April 24, 2023, the record date for the Annual Meeting, there were 47,333,751 shares of common stock entitled to vote at the meeting. There were 42,538,770 shares of common stock (89.87%) present in person or by proxy at the meeting, which constituted a quorum for the transaction of business.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Amendment and Restatement of the Company’s 2022 Equity Incentive Plan
The Company’s board of directors (the “Board”) previously approved, subject to stockholder approval, an amendment and restatement of the Company’s 2022 Equity Incentive Plan (the “2022 Equity Incentive Plan”) to increase the number of shares of the Company’s common stock reserved for issuance thereunder by 2,100,000 shares (the “Plan Amendment”). At the Annual Meeting, the Company’s stockholders approved the Plan Amendment. Other than the increase in the number of shares reserved for issuance under the 2022 Equity Incentive Plan, the Plan Amendment did not change any other terms of the 2022 Equity Incentive Plan.
The material terms of the 2022 Equity Incentive Plan are described in “Proposal No. 4 – Approval of an Amendment and Restatement of the 2022 Equity Incentive Plan to Increase the Number of Shares Reserved Thereunder” in the Company’s definitive proxy statement on Schedule 14A filed with the United States Securities and Exchange Commission (the “SEC”) on April 28, 2023 (the “Proxy Statement”), which description is incorporated herein by reference.
The foregoing descriptions of the 2022 Equity Incentive Plan and Plan Amendment are qualified in their entirety by reference to the text of the 2022 Equity Incentive Plan, as amended, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Amendment and Restatement of the Company’s 2018 Inducement Equity Incentive Plan
On June 26, 2023, the Board approved an amendment to the 2018 Inducement Equity Incentive Plan (the “Inducement Plan”) to increase the number of shares of the Company’s common stock available for issuance pursuant to equity awards granted under the Inducement Plan from 425,000 shares to 750,000 shares.
The amendment to the Inducement Plan was adopted without stockholder approval pursuant to the applicable Nasdaq Listing Rules. The Inducement Plan, as amended, provides for the grant of equity-based awards, including nonstatutory stock options, restricted stock units, restricted stock, stock appreciation rights, performance shares and performance units, and its terms are substantially similar to the Company’s 2022 Equity Incentive Plan, including with respect to the treatment of equity awards in the event of a “merger” or “change in control” as defined under the Inducement Plan, but with such other terms and conditions intended to comply with the Nasdaq inducement award exception.
In accordance with the Nasdaq Listing Rules, awards under the Inducement Plan, as amended, may only be made to individuals not previously employees or non-employee directors of the Company (or following such individuals’ bona fide period of non-employment with the Company), as an inducement material to the individuals’ entry into employment with the Company.
A copy of the Inducement Plan, as amended, is attached as Exhibit 10.2 hereto and is incorporated herein by reference. The foregoing description of the Inducement Plan, as amended, does not purport to be complete and is qualified in its entirety by reference to such exhibit.
Item 5.07 Submission of Matters to a Vote of Security Holders.
The following is a brief description of each matter voted upon at the Annual Meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, as to each such matter, which matters are described in more detail in the Proxy Statement:
Proposal One - Election of Class I Directors. The following nominees were elected as Class I directors to serve until the 2026 annual meeting of stockholders or until their successors are duly elected and qualified.

Nominee	For	Withheld	Broker Non-Votes
R. Bradley Gray	37,277,666	1,172,334	4,088,770
Teresa Foy, Ph.D.	32,123,853	6,326,147	4,088,770
Kirk D. Malloy, Ph.D.	35,092,764	3,357,236	4,088,770
Proposal Two - Ratification of the Appointment of Independent Registered Public Accounting Firm. The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023 was ratified.

For	Against	Abstain	Broker Non-Votes
42,455,913	54,357	28,500	—
Proposal Three - Advisory Vote on Compensation of Named Executive Officers. The advisory vote to approve the compensation paid to the Company’s named executive officers was not approved.

For	Against	Abstain	Broker Non-Votes
14,048,263	24,339,078	62,659	4,088,770
Proposal Four - Approval of an Amendment and Restatement of the 2022 Equity Incentive Plan to Increase the Number of Shares Reserved Thereunder. The Company’s stockholders cast their votes with respect to the Amended and Restated 2022 Equity Incentive Plan as follows and approved the amendment and restatement:

For	Against	Abstain	Broker Non-Votes
27,297,384	11,101,342	51,274	4,088,770
Proposal Five - Approval of the Amendment and Restatement of the Amended and Restated Certificate of Incorporation to Declassify the Board of Directors. The Company’s stockholders cast their votes with respect to the Amended and Restated Certificate of Incorporation as follows and approved the declassification of the board of directors. A conformed copy of the Amended and Restated Certificate of Incorporation that was filed with the Secretary of State of the State of Delaware is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

For	Against	Abstain	Broker Non-Votes
38,398,023	47,314	4,663	4,088,770
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of the Registrant.
10.1	Amended and Restated 2022 Equity Incentive Plan.
10.2	2018 Inducement Equity Incentive Plan, as amended.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NanoString Technologies, Inc.

Date:	June 27, 2023	By:	/s/ R. Bradley Gray
R. Bradley Gray
President and Chief Executive Officer